

MiRACLE

Moleculin R/R AML AnnAraC Clinical Evaluation

















October 25, 2025

Annamycin: A Next-Generation Anthracycline



Annamycin
Epirubicin
Doxorubicin
Idarubicin

Unique new structure:
- Incorporates key structural elements of 3 different clinically used anthracyclines, plus
- The 3'-deamination and introduction of iodine at C-2

Result:
- Elimination of cardiotoxicity
- Overcomes MDR1 resistance mechanisms
- Increased potency
- Rapid cellular uptake
- **Improved tissue and organ distribution**
- **Active against leukemias resistant to:**
  - **a) clinically use anthracyclines**
  - **b) Ara-C**
  - **c) Venetoclax**

MOLECULIN

Annamycin Has Demonstrated Substantially Greater Cardiac Safety Compared to Approved Anthracyclines



Current Anthracyclines
Risk of Cardiac Event
mg/m2
850
100%
600
8.3%
550
65%
450
3.8%
FDA Limit
Risk of Heart Failure

Source Current Cardiology Review, Anthracycline Cardiotoxicity: Prevalence, Pathogenesis and Treatment, Maria Volkova and Raymond Russel III. Referenced from Cancer. 2003 Jun 1;97(11):2869-79. "Congestive heart failure in patients treated with doxorubicin: a retrospective analysis of three trials". Swain SM, Whaley FS, Ewer MS., PMID: 12767102; Preliminary clinical studies from Moleculin.

FDA Recommended Model Shows Annamycin's Lack of Cardiotoxicity



% of Mice with Heart Lesions
100
90
80
70
60
50
40
30
20
10
0
0
100
25
0
Control
Doxorubicin
Free Annamycin
L-Annamycin
Dose (%LD10)
50
50
50
6 weekly IV injections
43
60
100
8
7
0
Doxorubicin
L-Annamycin
20
30
40
20
30
40
10 weekly IV injections

The gold standard preclinical Bertozolli model for measuring cardiotoxicity shows Annamycin is effectively non-cardiotoxic when compared with doxorubicin.

Free Annamycin (API only) is substantially less cardiotoxic than doxorubicin and L-Annamycin (as formulated) is essentially non-cardiotoxic.

Comparison of Cardiotoxic Effects of Annamycin Vs. Doxorubicin on Human Cardiomyocytes

Treatment Affects on Viability and Contractility of cardiomyocytes



Doxorubicin
Annamycin
Increasing Dose
Vehicle

Doxorubicin exposure leads to a dose dependent reduction of amplitude and an increase in frequency of contractions

Comparison of Cardiotoxic Effects of Annamycin Vs. Doxorubicin on Human Cardiomyocytes

Affects on the Electrical Potential of Cardiomyocytes


Doxorubicin
Annamycin
Increasing Dose
Vehicle

Electrical Activity Signals Were Significantly Reduced by exposure to Doxorubicin. Annamycin cells remain comparable to vehicle

MOLECULIN

Solid Tumors Are An Important Opportunity

Approximately 100 Sarcoma and AML Patients Treated With L-Annamycin

Patients monitored with serial echocardiograms and troponin concentrations

Patients treated with up to 5 times the maximal recommended dose for an anthracycline

No change in mean ejection fraction from baseline to end of study

No clinically significant elevations in troponin concentrations

No clinically significant cardiac events

Investigator Initiated Trial in Pancreatic Cancer Announced

Compelling animal data shows promise in both primary tumor and mets to liver; Atlantic Health in NJ intends to conduct a phase 1B/2 in pancreatic cancer with Annamycin as monotherapy based on this preclinical data

MOLECULIN

L-Annamycin for the Treatment of AML

In vitro data

In vivo animal data

Clinical data

Annamycin Shown Effective Against both Cytarabine and Venetoclax Resistant Cell Lines



MOLM-13
Cytarabine resistant
viability, %
100
50
0
1
10
100
1000
10000
concentrations, nM
IC50
ANN, 15 nM
VTX, 31 nM
ARA-C, >1000 µM
MOLM-13
Venetoclax resistant
viability, %
100
50
0
1
10
100
1000
10000
concentrations, nM
IC50
ANN, 17 nM
VTX, >1000 µM
ARA-C, 74 nM

The Cytarabine and Venetoclax resistant phenotypes of MOLM-13 cell line were count and platted in two 96-wells plate, $8x10^3$ cells in 190 µl of complete RPMI media each well. Starting from 1 µM, ten serial dilutions at 1:2 factor were added (10 µl) to the cells. After 72h under treatment, viability was evaluated with resazurin and data were analyzed using GraphPad to calculate the IC_{50} for each compound.

MOLECULIN

Annamycin Synergizes with ARA-C in Increasing Survival in p53-null, FLT3 Mutated AML Model (AML-mTurqoise2)



Percent survival
100
50
0
0 10 20 30 40 50 60 70 80 90 100 110 120 130
Time, days
Day 36
Vehicle
L-ANN 4 mg/kg
ARA-C 50 mg/kg
L-ANN + ARA-C

	Media survival	P vs vehicle	P vs ARA-C	P vs L-ANN
vehicle	14	-	0.6	
ARA-C	17	0.6	-	<0.0001
L-ANN	34.5	<0.0001	<0.0001	-
L-ANN + ARA-C	58	<0.0001	<0.0001	<0.0001

MOLECULIN

MB-105: Phase 1b Dose Escalation, Monotherapy Trial in R/R AML Patients



- R/R AML patients received L-Annamycin as monotherapy
- Patients received L-Annamycin by infusion for 3 days
- Dose escalation in cohorts of three until DLT or efficacy seen
- Dose expansion after DLT or efficacy seen
- No efficacy identified until 240 mg/m2 dosing regimen tested

MB-105 Phase 1b: 80% ORR in 240mg/m2 Cohort

Patient Population

- 8 subjects enrolled
- 5 completed per protocol

Responses

- 80% (4 of 5) patients responded to drug
- 60% (3 of 5) CRi
- 20% (1 of 5) PR



Per Protocol Subjects in 240mg/m2 Cohort
BMA % Change from Baseline
25
0
-25
-50
-75
-100
PR
CRi
CRi
CRi

CR/CRi: <5% blasts with or without recovery of blood counts
PR: >50% reduction of blasts

MOLECULIN

MB-106 Trial (EHA 2024, P537)

L-Annamycin plus cytarabine in AML subjects

Phase 1b/2 multi-center, open-label dose-escalation/dose expansion study

Treatment: L-Annamycin (190 - 230 mg/m^2, days 1-3); cytarabine (2,000 mg/m^2, days 1-5)

22 subjects were enrolled (ITT population) with 20 subjects of whom completed treatment
- first-line (N = 4)
- second-line (N = 10)
- beyond second-line (N = 8)

MOLECULIN

MB-106 (Annamycin + Ara-C (AnnAraC); n=22)

Line of Therapy	All Lines (1st – 7th)	1st Line	2nd Line	2nd & 3rd Line Combined
Subjects Evaluable to Date	22	4	10	14
Subjects Evaluable Not Dosed per Protocol	2	0	1	1
Median Age - Years (Range)	67.5 (19-78)	56.5 (19-69)	71 (53 - 78)	69.5 (53-78)
Complete Remission (CR)	8 (36%)	2 (50%)	5 (50%)	6 (43%)
Complete Remission Composite (CRc)	9 (41%)	2 (50%)	6 (60%)	7 (50%)
Partial Response (PR)	2	0	1	2
BMT to Date	4	1	2	3
Median Overall Survival (mos)	~10		~11	

Notes: 1) Data from MB-106 are for intent to treat subjects who had efficacy determined (n=22); 2) Data from MB-106 are preliminary and subject to change; and 3) Relapses include 1 death due to pneumonia (unrelated to drug).

MOLECULIN

MB-106: Durability, MRD, Prior Therapies - CR/CRi

Preliminary



Days
100
200
300
400
>600
>700
Prior Therapy
MRD
BMT
1 CR
1 CR
1 CR
1 CR
0 CR
1 CRi
1 CR
2 CR
0 CR
~10 mos+ median durability for CRs
~11 mos median OS+ for all 2L
75% of CRs MRD negative
50% of CRs bridged to BMT
7+3
VenAza
Other
Pos
Neg
= Durability of Remission
= Overall Survival
= Continuing
= Prior Lines of Therapy
= See Notes Below

1) MB106 data are preliminary and subject to change until a Clinical Study Report is published. 2) MRD testing is not standard between sites. 3) Progression based on circulating blasts. Achieved CR with BMT afterward. Relapsed post BMT and died of infection. 4) Subjects did not receive SOC for infection and succumbed to infection. 5) Subjects comprise median durability for CRs. Subject #9 is ongoing thus CRs' durability is increasing. 6) Subject relapsed and was treated under compassionate use and achieved another CR and remains on follow-up on OS.

As of July 15, 2025

MB-106 Response by Genotype and Mutation



TF's or PR
CRc's
0 of 1
Q31 CHRM
2 of 3
Complex Karyotypes
1 of 3
KMT2A
2 of 2
RUNX1/1T1
1 of 1
SF3B1
3 of 3
ASXL1
0 of 0
CD33
0 of 0
FLT3
1 of 1
IDH2
0 of 0
IDH1
0 of 2
TP53
1 of 9
None/Not tested
8
6
4
2
0
2
4

89% (n=9) of CRc responses came from subjects with "generally poor prognosis cytogenetics and mutations"

Annamycin appears to be "genotype/mutation agnostic"

Note – n=20; Some subjects had multiple mutations or abnormalities, hence totals of treatment failures (TF), partial remissions (PR) or composite complete remissions (CRc) do not equal totals for each response category – TF's/PR's, or CRc's; Data are anecdotal only and not intended to indicate statistical significance. Not all mutations/subjects were tested.

MOLECULIN

MB-106: AnnAraC 2L Efficacy in Venetoclax R/R Patients

Venetoclax regimen failure leaves patients with dismal options

Age	Relapsed or Refractory	Ven-Aza/ Ven-Dec Best Efficacy	Ven-Aza/ Ven-Dec Cycles (months)	AnnAraC Cycles	AnnAraC Efficacy	Overall Survival (months)
78	Relapsed	PD	17	4	CR	21
64	Refractory	SD	2	1	CR	12.9
64	Relapsed	CR	2	2	CRi[1]	3.2
75	Refractory	PR	6	1	PD	
75	Relapsed	CR	Unknown	0	Allergic[2], PD	

AnnAraC 40% CR rate and 60% CRc rate in Venetoclax R/R AML

Recent study[3] of Ven-HMA failures in 1L patients:

- *Dismal outcomes upon failure - OS median for R/R AML post Ven regimens is 2.4 months*
- *R/R that received salvage therapy (n=24) attained CRc 12.5% and CR 4%*

AnnAraC > 4x better by comparison

1 – Subject succumbed to an infection that, upon review, could have been avoided with proper standard of care infection prophylaxis
2 – Subject had allergic reaction to Annamycin and therefore did not receive a full treatment cycle; 1st such reaction in approximately 100 patients treated
3 – A. Maiti, C. Rausch, J. Cortes, Et al., "Outcomes of relapsed or refractory acute myeloid leukemia after frontline hypomethylating agent and venetoclax regimens, *Haematologica online*, vol. 106 No.3 (2021)
4 – Kura Oncology; data presented at the 2024 American Society of Hematology (ASH) Annual Meeting

MOLECULIN

Recent Regulatory Activities

- In light of successful MB-106 Phase 1b/2 clinical trial, Moleculin decided to proceed to a phase 2b/3 pivotal clinical trial
- Regulatory guidance was sought from FDA and EMA regarding the design of a pivotal clinical trial
- Face-to-face end-of-phase 2 meeting was held with FDA
- Written communications were held with EMA
- Both EMA and FDA informed Moleculin that any pivotal clinical trial evaluating the efficacy and safety of the L-Annamycin + high dose cytarabine combination would need to be a randomized clinical trial with a control arm of placebo plus high dose cytarabine



MOLECULIN

Refractory/Relapsed AML Therapies

Multiple therapies are utilized, but except for targeted therapies, none have been documented to be effective in clinical trials that meet regulatory body guidelines.

To date, not even the advantage of high-intensity therapies over low-intensive therapies has been proven.



To address this lack of scientific evidence, a pan-European study has been initiated: IMPACT-AML: A RANDOMIZED PRAGMATIC CLINICAL TRIAL FOR R/R AML under the auspices of:

IRCCS Istituto Romagnolo per lo Studio dei Tumori "Dino Amadori" – IRST S.r.l.
Via Piero Maroncelli, 40/42
47014 Meldola (FC)

IMPACT AML

Will randomize R/R patients to receive high-intensity versus low intensity chemotherapy so, as to establish if high-intensity therapy yields superior results. Investigators will be allowed to choose among multiple study approved high and low intensity regimens.

Among the high intensity regimens is high dose cytarabine.

The study's justification for including high-dose cytarabine was, "In most of the AML subsets, the scientific community historically failed in defining a standard of care better than high-dose cytarabine."

AnnAraC Demonstrated Superior Complete Remission (CR) Rate Compared to Current Standard of Care



Complete Remission (CR)
60%
50%
40%
30%
20%
10%
0%
HiDAC CR rates are well documented
17%
n=149
(@ 56 days)
18%
n=157
(@ 120 days)
36%
n=22
43%
n=14
50%
n=10
(@ 49 days)
HiDAC 1
Mirros Trial
HiDAC 2
Classic I Trial
AnnAraC 3
All-Comers
AnnAraC 3
2nd + 3rd Line
AnnAraC 3
2nd Line

Annamycin NDA to be based on CR rate in 2nd line subjects at ~1 month

1 – Mirros Trial, 81% 2nd line patients; 17% CR, within 56 days, Konopleva et al, Blood Advances, 26 July 2022, Volume 6, Number 14; 2 – Classic I Trial, 18% CR rate within 120 days, Faderl et al, J Clin Oncol, July 2012, Volume 30, Number 20; 3 – MB-106 trial, 50% CR rate for 2nd line patients (n=10, within 49 days), 43% CR rate for 2nd + 3rd line patients (n=14), and 36% CR rate for all-comers (1st through 7th line, n=22)

MOLECULIN

AnnAraC Should Increase 2nd Line AML CRs 2-Fold or More



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2L AML Patients Expected to Achieve CR
Gilteritinib (Xsopata) (FLT3)
Enasidenib (Idhifa)2 (IDH2)
Ivosidenib (Tibsovo) (IDH1)2,4
Olutasidenib (Rezlidhia) (IDH1)2,4
Gemtuzumab (Mylotarg) (CD33)2
AnnAraC (Anna+AraC)3 (2nd Line)
CR

1. This chart compares Complete Response (CR) rates as submitted for FDA approval for existing 2nd line therapies (as single agents) to preliminary CR data for AnnAraC (the combination of Annamycin and Ara-C); Note: these data are from separate clinical trials with differing protocol designs and should not be considered direct comparisons. For example, existing therapies were tested in and approved only for those subjects with corresponding mutations, whereas AnnAraC data are for all relapsed/refractory AML subjects regardless of gene mutations. Mylotarg data are adjusted for subsequent studies showing reduced relevance of limited CD33 expression; 2. Not approved in EU; US approval only; 3. AnnAraC studied in all-comer r/r AML subjects (n=22) with data stratified for 2nd line (n=10); data preliminary and subject to change; 4. Assumes each drug targeting IDH1 achieves its respective CR number independent of the other (i.e., no cannibalization between drugs); 5. CR numbers for FDA approved second line therapies: F Thol et al; How I treat refractory and relapsed acute myeloid leukemia; Blood; 4 January 2024; Volume 143, Number 1. Note: some trials, including AnnAraC included patients with more than one prior lines of therapy; 6. CR rate multiplied by % of AML population presenting with targeted mutation (example: Gilteritinib achieved 21% CR rate in FLT3 subjects, which mutation is present in 27.5% of AML population, hence 21% x 27.5% = 5.8% of the total AML population are expected to achieve CR with this therapy)

MOLECULIN

High Dose AraC (HiDAC) Monotherapy Efficacy Expectations

- Multiple large multicenter studies document CR rates of just under 20% with HiDAC
- This is equivalent to the CR rates with targeted therapies in large multicenter studies
- In light of these data, ELN continues to recommend HiDAC for R/R AML and EMA plus FDA require it for combination therapy pivotal trials



MOLECULIN

Adaptive Trial Design

MiRACLE

Moleculin R/R AML AnnAraC Clinical Evaluation



Part A
Adult R/R AML
2nd Line
n=~75-90
randomize 1:1:1
Annamycin
190 mg/m² +
HiDAC
(n=30)
Annamycin
230 mg/m² +
HiDAC
(n=30)
Control Arm
HiDAC +
placebo
(n=30)
2 Unblinded
Data Readouts
Establish
Optimum
Dose*
*Criteria:
Efficacy
Safety
Tolerability
Part B
Adult R/R AML
2nd Line
n=222
randomize 1:1
Annamycin Optimum
Dose + HiDAC
(n=141)
Pooling of Part A (30) and
Part B (111)
Control Arm
HiDAC + placebo
(n=141)
Pooling of Part A (30) and
Part B (111)

Primary Endpoint = CR rate at 3 – 7 weeks

Note: The clinical trial approval with EMA was granted under the condition that the Company present results of appropriate nonclinical GLP studies before initiating the Phase 3 portion (Part B) of the study. Results will be submitted as a substantial modification to the existing approved protocol.

Inclusion Criteria

- ✓ Has a pathologically confirmed diagnosis of AML per the 2022 ELN criteria
- ✓ Has refractory/relapsed AML after having received only one prior line of induction therapy: maintenance therapy and/or BMT allowed
- ✓ Between 18 and 80 years of age (inclusive) at the time of signing the ICF
- ✓ Has received no chemotherapy, radiation, or major surgery within 2 weeks prior to the first randomized dose of study drug or has recovered from the toxic side effects of that therapy
- ✓ Has received no investigational therapy within 4 weeks prior to the first randomized dose of study drug
- ✓ Has an Eastern Cooperative Oncology Group (ECOG) performance status of 0 to 2 at screening
- ✓ Has a life expectancy of greater than six weeks at screening
- ✓ Has adequate laboratory results at screening

MOLECULIN

Exclusion Criteria

- Has prior or current diagnosis of acute promyelocytic leukemia (APL) or MDS
- Received prior mediastinal radiotherapy
- Has central nervous system involvement
- Has impaired cardiac function
- Known hypersensitivity to anthracyclines, cytarabine, or the excipients of L-Annamycin for Injection or Cytarabine Injection
- Has received a total cumulative prior anthracycline dose of > 300 mg/m2 (daunorubicin equivalent dose)
- Has relapsed or refractory AML with a FLT3 mutation, unless resides in a country where gilteritinib is not available, or the patient previously received gilteritinib as first-line therapy
- Has evidence of mucositis/stomatitis at screening or baseline, or has history of severe (≥Grade 3) mucositis/stomatitis from prior therapy

Methodology

- Bone marrow obtained at screening and at Day 35 + 14 Days. If patient doing well but platelet count is below 100,000 recommend waiting until it is > 100,000 or Day 49. If patient still has blasts in peripheral blood (obvious treatment failure), the bone marrow can be done as early as Day 21.
- L-Annamycin or placebo infusion on Days 1 – 3
- HiDAC infusion on Days 1 -5
- Frequent phlebotomies on Days 1 -3 for PK analyses on Days 1-3 for the initial 90 patients
- Echocardiograms at baseline and after each cycle
- Routine blood work
- Routine anti-bacterial prophylaxis, tumor lysis syndrome prophylaxis, and mucositis prophylaxis (ice chips)

Endpoints

Primary efficacy endpoint is CR rate (no CRi or CRh) after first cycle

Secondary efficacy endpoint is OS

PK and multiple safety endpoints, including changes in cardiac ejection fraction

Timeline

April 2025
First patient enrolled

August 2025
First patient, second site enrolled

Q4 2025
Q1 2026
Recruitment of 45th subject w/ unblinding shortly thereafter

Q3 2026
Estimate Part B of study begins late 3rd quarter

Q4 2027
Estimate Part B completes enrollment

Q2 2028
Final topline data obtained